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                                                                      Exhibit 10

                        MORGAN STANLEY DEAN WITTER & CO.
                          EMPLOYEE STOCK PURCHASE PLAN

                             Amended March 18, 2002

SECTION 1 - PURPOSE
-------------------

The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in the ownership of Common Stock by current and future Eligible Employees. The Plan is intended to comply with the provisions of Code Section 423 and shall be administered, interpreted and construed in accordance with such provisions.

SECTION 2 - DEFINITIONS
-----------------------

When used herein, the following terms shall have the following meanings:

2.1      "Administrator" means the Board of Directors or such officer or
          -------------
         officers of the Company or such committee (which need not be a committee of the Board of Directors, but, if not a committee of the Board of Directors, then the committee shall be comprised solely of officers of the Company) to whom the Board of Directors delegates authority under the Plan in accordance with Section 12.1.

2.2      "Beneficiary" means such person, persons, or entity as are designated
          -----------
         pursuant to Section 12.5 to receive, upon a participant's death, all or a portion of such Participant's Common Stock Account and Payroll Deduction Account.

2.3      "Board of Directors" means the Board of Directors of the Company, or
          ------------------
         any committee of such Board of Directors as the Board of Directors may determine from time to time.

2.4      "Code" means the Internal  Revenue Code of 1986, as amended from time
          ----
          to time,  or any  successor  statute thereto.

2.5      "Common Stock" means common stock, par value $0.01 per share, of the
          ------------
         Company.

2.6      "Common Stock Account" means the account established with, and
          --------------------
         maintained by, the Custodian for the purpose of holding Common Stock purchased pursuant to this Plan.

2.7      "Company" means Morgan Stanley Dean Witter & Co., a Delaware
          -------
         corporation, and its successors and assigns.

2.8      "Custodian" means the agent selected by the Company to hold Common
          ---------
         Stock purchased under the Plan.

2.9      "Disability"  means  disability  as defined under any  qualified,
         -----------
         defined benefit plan sponsored by the Company or any Subsidiary in which an Eligible Employee is a


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         participant on the date such Eligible Employee terminates employment with the Company or any Subsidiary.

2.10     "Eligible Compensation" means the sum of the types and amounts of
          ---------------------
         compensation determined from time to time by the Administrator in its sole discretion to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code and any regulations promulgated thereunder.

2.11     "Eligible Employee" means all employees of the Company and its
          -----------------
         Subsidiaries that have been designated as eligible to participate in the Plan pursuant to and in accordance with rules prescribed by the Administrator from time to time, which rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including, but not limited to, Section 423(b)(3), (4), (5), and (8) thereof) and the regulations promulgated thereunder.

2.12     "Fair Market Value" means the average of the high and low sales prices
          -----------------
         of a share of Common Stock as reported on the New York Stock Exchange Composite Tape on the date in question or, if the Common Stock shall not have been traded on such date, the average of the high and low sales prices on the first day prior thereto on which the Common Stock was so traded or, if the Common Stock was not so traded, such other amount as may be determined by the Board of Directors in its sole discretion.

2.13 "Investment Date" means for each Eligible Employee, each date on which he receives his Eligible Compensation in each Plan Year, or such other dates as may be determined by the Board of Directors in its sole discretion.

2.14     "Participant"  means an Eligible  Employee  who has met the
          -----------
         requirements of Section 3 and has elected to participate in the Plan pursuant to Section 4.1.

2.15     "Payroll Deduction Account" means the bookkeeping entry established by
          -------------------------
         the Company for each Participant pursuant to Section 4.3.

2.16     "Plan" means the Morgan  Stanley Dean Witter & Co.  Employee  Stock
          ----
          Purchase Plan as set forth herein and as amended from time to time.

2.17     "Plan Year" means a calendar year.
          ---------

2.18     "Retirement" means retirement as defined by any qualified or
          ----------
         non-qualified defined benefit plan sponsored by the Company or a Subsidiary in which an Eligible Employee is a participant on the date such Eligible Employee terminates employment with the Company or any Subsidiary.

2.19     "Subsidiary" means any corporation designated by the Administrator
          ----------
         which constitutes a "subsidiary" of the Company, within the meaning of Code Section 424(f).

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SECTION 3 - ELIGIBILITY
-----------------------

3.1      General Rule. Subject to Section 3.3, each Eligible Employee shall be
         ------------
         eligible to participate in the Plan beginning on the later of (i) the Eligible Employee's date of hire by the Company or any Subsidiary and
         (ii) the date such employee becomes an Eligible Employee. Each Eligible Employee who is first hired by the Company or a Subsidiary on or after April 1, 2002 shall be eligible to participate in the Plan beginning on the later of (i) the first day of the month following the date the employee has completed one year of service for the Company and its Subsidiaries, provided that he is employed on such date, and (ii) the date such employee becomes an Eligible Employee. Pursuant to rules established by the Administrator, all periods of employment, whether or not consecutive, shall be aggregated in determining whether an employee has completed one year of service for the Company and its Subsidiaries. An Eligible Employee who has met the requirements of this Section 3.1 and who ceases to be an Eligible Employee shall again become eligible to participate in the Plan when he again becomes an Eligible Employee.

3.2      Leave of Absence. Unless the Administrator otherwise determines, a
         ----------------
         Participant on a paid leave of absence shall continue to be a Participant in the Plan so long as such Participant is on such paid leave of absence. Unless otherwise determined by the Administrator, a Participant on an unpaid leave of absence shall not be entitled to participate in any offering commencing after such unpaid leave has begun but shall not be deemed to have terminated employment for purposes of the Plan. A Participant who, upon failing to return to work following a leave of absence, is deemed not to be an employee, shall not be entitled to participate in any offering commencing after such termination of employment, and such Participant's Payroll Deduction Account shall be paid out in accordance with Section 6.2.

3.3      Common Stock Account. As a condition to participation in this Plan,
         --------------------
         each Eligible Employee shall be required to hold shares purchased hereunder in a Common Stock Account and such employee's decision to participate in the Plan shall constitute the appointment of the Custodian as custodial agent for the purpose of holding such shares. Such Common Stock Account will be governed by, and subject to, the terms and conditions hereof and of a written agreement between the Company and the Custodian.

SECTION 4 - PARTICIPATION AND PAYROLL DEDUCTIONS
------------------------------------------------

4.1     Enrollment. Each Eligible Employee may elect to participate in the Plan
        ----------
        for a Plan Year by completing a Company-specified enrollment process. Upon completing the enrollment process, an Eligible Employee shall commence participation in the Plan on the next practicable Investment Date. Each Eligible Employee shall be advised of the purchase price (expressed as a percentage of Fair Market Value) determined under
        Section 5.2(b) before enrolling in the Plan.

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4.2     Amount of Deduction. When enrolling, the Eligible Employee shall specify
        -------------------
        a payroll deduction amount of a percentage (in whole numbers) of Eligible Compensation which shall be withheld from such Eligible Employee's regular paychecks, including bonus paychecks, for the Plan Year, provided, however, that the Administrator may determine and specify, from time to time, (i) the range of permissible percentages of Eligible Compensation an Eligible Employee may specify to be withheld and (ii) the maximum amount, if any, of Eligible Compensation that may be deducted for an Eligible Employee in any Plan Year, and provided further, that no such determination shall be contrary to the requirements of Code Section 423 and the regulations promulgated thereunder. The Administrator, in its sole discretion, may authorize payment in respect of any option exercised hereunder by personal check.

4.3     Payroll Deduction Accounts. Each Participant's payroll deduction shall
        --------------------------
        be credited, as soon as practicable following the relevant pay date, to a Payroll Deduction Account, pending the purchase of Common Stock in accordance with the provisions of the Plan. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. No interest shall accrue or be paid on amounts credited to a Payroll Deduction Account.

4.4     Subsequent Plan Years. Unless otherwise specified prior to the beginning
        ---------------------
        of any Plan Year by completing a Company-specified process, a Participant shall be deemed to have elected to participate in each subsequent Plan Year for which the Participant is eligible to the same extent and in the same manner as at the end of the prior Plan Year.

4.5     Changes in Participation.
        ------------------------

        (a) At any time during a Plan Year, a Participant may cease participation in the Plan by completing a Company-specified process. Such cessation will become effective as soon as practicable following completion of such process, whereupon no further payroll deductions will be made and the Company shall pay to such Participant an amount equal to the balance in the Participant's Payroll Deduction Account as soon as practicable thereafter. To the extent then an Eligible Employee, any Participant who ceased to participate may elect to participate again as of any subsequent Investment Date in any calendar quarter after the quarter in which such Participant ceased to participate.

        (b) At any time during a Plan Year (but not more than once in any calendar quarter), a Participant may increase or decrease the percentage of Eligible Compensation subject to payroll deduction within the limits approved by the Administrator pursuant to Section
            4.2 by completing a Company-specified process. Such increase or decrease shall become effective with the first pay period following the completion of such process to which it may be practically applied. Notwithstanding any increase in the percentage of Eligible Compensation subject to pay deduction pursuant to this Section 4.5(b), in no event may the amount of Eligible Compensation deducted for an Eligible Employee for any Plan Year exceed the maximum amount authorized to be deducted pursuant to Section 4.2.

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        (c)     Notwithstanding anything herein to the contrary, in the event the Board of Directors determines under Section 5.2(b) to change the purchase price of a share of Common Stock, each Participant shall be advised in advance of the effective date of such change and afforded the opportunity to make a change in participation under Section 4.5(a) or 4.5(b) before such change in the purchase price takes effect.

SECTION 5 - OFFERINGS
---------------------

5.1     Maximum Number of Shares. The Plan will be implemented by making
        ------------------------
        offerings of Common Stock on each Investment Date until the maximum number of shares of Common Stock available under the Plan have been issued pursuant to the exercise of options.

5.2     Grant and Exercise of Options
        -----------------------------

        (a) Subject to Section 5.3, on each Investment Date, each Participant shall be deemed, subject to Section 5.4, to have been granted an option to purchase, and shall be deemed, without any further action, to have exercised such option and purchased the number of shares of Common Stock determined by dividing the amount credited to the Participant's Payroll Deduction Account on such date by the purchase price (as determined in paragraph (b) below). All such shares shall be credited to the Participant's Common Stock Account.

        (b) The purchase price for each share of Common Stock shall be expressed as a percentage of Fair Market Value on the Investment Date and shall be determined from time to time by the Board of Directors, but in no event shall such purchase price be less than 85 percent of the Fair Market Value of such share on the Investment Date.

5.3     Oversubscription of Shares. If the total number of shares for which
        --------------------------
        options are exercised on any Investment Date exceeds the maximum number of shares available for the applicable offering, the Company shall make an allocation of the shares available for delivery and distribution among the Participants in as nearly a uniform manner as shall be practicable, and the balance of all amounts credited to the Payroll Deduction Accounts shall be applied to the next offering.

5.4     Limitations on Grant and Exercise of Options
---     --------------------------------------------

        (a) No option granted under this Plan shall permit a Participant to purchase stock under all employee stock purchase plans (as defined by Code Section 423(b)) of the Company and any Subsidiary in an amount which, in the aggregate, would exceed $25,000 based on the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.

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        (b) No employee who would own, immediately after the option is granted, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary (a "5% Owner") shall be granted an option. For purposes of determining whether an employee is a 5% Owner, the rules of Code Section 424(d) shall apply in determining the stock ownership of an individual and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

SECTION 6 - DISTRIBUTIONS OF COMMON STOCK ACCOUNT
-------------------------------------------------

6.1      Restrictions on Distributions. Shares of Common Stock purchased
         -----------------------------
         hereunder (other than shares of Common Stock acquired upon the automatic investment of dividends pursuant to Section 7) cannot be withdrawn from the Plan by a Participant, or a former Participant who has terminated employment with the Company and its Subsidiaries, for a period of 24 months immediately following the Investment Date on which such shares were purchased, unless otherwise determined by the Company consistent with the requirements of Section 423 of the Code.

6.2      Termination of Employment. If a Participant's employment with the
         -------------------------
         Company and its Subsidiaries terminates for any reason during a Plan Year, shares credited to the Participant's Common Stock Account may be withdrawn by the Participant from the Plan, subject to the provisions of Section 6.1, or may be sold by the Participant through the Plan. Shares not otherwise withdrawn from or sold through the Plan will be distributed to the Participant as soon as practicable following the expiration of a 24 month period beginning on the Investment Date on which the last share was purchased under the Plan.

6.3      During Employment. Prior to the Participant's termination of employment
         -----------------
         with the Company and its Subsidiaries, a Participant may withdraw some or all of the whole shares credited to the Participant's Common Stock Account, subject to the provisions of Section 6.1, or may sell through the Plan some or all of the whole shares credited to the Participant's Common Stock Account, subject to the provisions of Section 10.3.

6.4      Sales through the Plan. Subject to the provisions of Section 10.3, a
         ----------------------
         Participant or a former Participant who has terminated employment with the Company and its Subsidiaries may sell his shares of Common Stock acquired under the Plan pursuant to procedures established from time to time by the Administrator.

6.5.     Death. If, pursuant to Section 12.5, the Company is maintaining
         -----
         procedures pursuant to which a Participant may designate a Beneficiary, then in the event of a Participant's death, all shares credited to the Participant's Common Stock Account and any amount credited to the Participant's Payroll Deduction Account shall be distributed to the Participant's Beneficiary or, if no Beneficiary has been so designated or if the Company is not maintaining procedures pursuant to Section
         12.5 pursuant to which a Participant may designate a Beneficiary, to the Participant's estate, as soon as practicable after the Company receives notice of the Participant's death.

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SECTION 7 - DIVIDENDS ON SHARES
-------------------------------

All cash dividends paid with respect to shares of Common Stock held in a participant's Common Stock Account shall be invested automatically in shares of Common Stock purchased at 100 percent of Fair Market Value on the date such dividend is paid. All non-cash distributions paid on Common Stock held in a Participant's Common Stock Account shall be paid to the Participant as soon as practicable.

SECTION 8 - RIGHTS AS A STOCKHOLDER
-----------------------------------

When a Participant purchases Common Stock pursuant to the Plan or when Common Stock is credited to a Participant's Common Stock Account, subject to the restrictions set forth in Sections 6 and 10.3, the Participant shall have all of the rights and privileges of a stockholder of the Company with respect to the shares so purchased or credited, whether or not certificates representing shares shall have been issued.

SECTION 9 - OPTIONS NOT TRANSFERABLE
------------------------------------

Neither a Participant's Payroll Deduction Account nor any options granted under the Plan to a Participant may be transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by a Participant and such options are exercisable during the Participant's lifetime only by the Participant. Any attempt at such assignment, transfer, pledge or other disposition shall be without effect.

SECTION 10 - COMMON STOCK
-------------------------

10.1     Reserved Shares. There shall be reserved for issuance and purchase
         ---------------
         under the Plan an aggregate of 25,404,187 shares of Common Stock (as of October 31, 1999), subject to adjustment as provided in Section 11. Shares subject to the Plan may be shares now or hereafter authorized but unissued, treasury shares, or both.

10.2     Restrictions on Exercise. In its sole discretion, the Board of
         ------------------------
         Directors may require as conditions to the exercise of any option that shares of Common Stock reserved for issuance upon the exercise of an option shall have been duly listed on any recognized national securities exchange, and that either a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the Participant's intention to purchase the shares for investment only and not for resale or distribution.

10.3     Restriction on Sale. Shares of Common Stock purchased hereunder (other
         -------------------
         than shares of Common Stock acquired upon the automatic investment of dividends pursuant to Section 7) shall not be transferable by a Participant for a period of 12 months immediately following the Investment Date on which such shares were purchased.

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SECTION 11 - ADJUSTMENT UPON CHANGES IN CAPITALIZATION
------------------------------------------------------

In the event of a subdivision or consolidation of the outstanding shares of Common Stock, or the payment of a stock dividend thereon, the number of shares reserved or authorized to be reserved under this Plan shall be increased or decreased, as the case may be, proportionately, and such other adjustments shall be made as may be deemed necessary or equitable by the Board of Directors. In the event of any other change affecting the Common Stock, such adjustments shall be made as may be deemed equitable by the Board of Directors, in its sole discretion, to give proper effect to such event, subject to the limitations of Code Section 424.

SECTION 12 - ADMINISTRATION
---------------------------

12.1 The Plan shall be administered by the Board of Directors, which may to the extent permitted by law, but need not, delegate some or all of its authority under the Plan to an Administrator. Any delegation hereunder shall be subject to the restrictions and limits that the Board of Directors specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Board of Directors to delegate authority under this Plan, and the Board of Directors may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, an Administrator appointed under this Section 12.1 shall serve in such capacity at the pleasure of the Board of Directors.

12.2 The Board of Directors (and the Administrator, to the extent that the Board of Directors delegates its authority under the Plan pursuant to
         Section 12.1) shall have full power and authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. All determinations by the Board of Directors (or the Administrator, as the case may be) in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested. In the event of any disagreement between the Board of Directors and the Administrator, the Board of Director's determination on such matter shall be final and binding on all interested persons, including the Administrator.

12.3 No member of the Board of Directors or the Administrator shall be liable for anything whatsoever in connection with the administration of the Plan except such person's own willful misconduct. Under no circumstances shall any member of the Board of Directors or the Administrator be liable for any act or omission of any other member of the Board of Directors or the Administrator. In the performance of its functions with respect to the Plan, the Board of Directors and the Administrator shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Board of Directors or the Administrator deems necessary, and no member of the Board of Directors or the Administrator shall be liable for any action taken or not taken in reliance upon any such advice.

12.4     The Company shall pay all the costs of administration of the Plan.

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12.5     The Company may maintain procedures pursuant to which a Participant may designate a Beneficiary.

12.6 Notwithstanding the provisions of Section 12.2, the Board of Directors (or any duly appointed Administrator) may establish procedures from time to time relating to the review and determination of claims for benefits under the Plan. Such claims procedures may include appointment of one or more committees, which may be composed of such officers of the Company or other individuals as the Board of Directors (or Administrator, as the case may be) shall determine, to act with respect to any claim for benefits under the Plan. Any such committee shall have such authority as is determined by the Board of Directors (or Administrator, as the case may be), which may include the exclusive discretionary right to interpret the Plan, including those provisions arising under or in connection with the administration of the Plan, including without limitation, the authority to make factual determinations.

SECTION 13 - AMENDMENT AND TERMINATION
--------------------------------------

13.1     Amendment. Subject to the provisions of Code Section 423, the Board of
         ---------
         Directors may amend the Plan in any respect; provided, however, that the Plan may not be amended in any manner that will retroactively impair or otherwise adversely affect the rights of any person to benefits under the Plan which have accrued prior to the date of such action.

13.2     Termination. The Plan will terminate on the Investment Date that
         -----------
         Participants become entitled to purchase a number of shares greater than the number of shares remaining available for purchase. In addition, the Plan may be terminated at any prior time, at the sole discretion of the Board of Directors.

SECTION 14 - GOVERNMENTAL AND OTHER REGULATIONS
-----------------------------------------------

The Plan and the grant and exercise of options to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares, shall be subject to all applicable Federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

SECTION 15 - NO EMPLOYMENT RIGHTS
---------------------------------

The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any shares from the Company (other than as expressly provided in, and subject to the terms and conditions of, the Plan), or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time.

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SECTION 16 - WITHHOLDING
------------------------

As a condition to receiving shares hereunder, the Company may require the Participant to make a cash payment to the Company of, or the Company may withhold from any shares distributable under the Plan, an amount necessary to satisfy all Federal, state, city or other taxes required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

SECTION 17 - OFFSETS
--------------------

To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such Participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the Company or any Subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Company, in its sole discretion, shall determine.

SECTION 18 - NOTICES, ETC.
--------------------------

All elections, designations, requests, notices, instructions and other communications from a Participant to the Administrator or the Company required or permitted under the Plan shall be in Company-specified form, and if required to be in writing shall be mailed by first-class mail or delivered to such Company-specified location and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

SECTION 19 - CAPTIONS, ETC.
---------------------------

The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

SECTION 20 - EFFECT OF PLAN
---------------------------

The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

SECTION 21 - GOVERNING LAW
--------------------------

The internal laws of the State of New York shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

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